EXECUTION VERSION

AMENDMENT NO. 1

TO MORTGAGE SERVICING RIGHTS PURCHASE AND SALE AGREEMENT

August 29, 2014

This AMENDMENT NO. 1 TO MORTGAGE SERVICING RIGHTS PURCHASE AND SALE AGREEMENT (this “Amendment”) is made this 29th day of August, 2014 by and among SPRINGLEAF FINANCE CORPORATION, as a seller (“Springleaf”), MOREQUITY, INC., as a seller (“MorEquity” and, together with Springleaf, collectively called herein the “Sellers”), and NATIONSTAR MORTGAGE LLC, as purchaser (“Purchaser”), which amends that Mortgage Servicing Rights Purchase and Sale Agreement, dated and effective as of August 1, 2014 (the “Original Purchase Agreement” and, together with this Amendment, the “Purchase Agreement”), by and among the Sellers and the Purchaser. Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.
RECITALS
WHEREAS, pursuant to Section 12.06 of the Original Purchase Agreement, the Sellers and the Purchaser have agreed to modify certain representations and representations and survival periods under the Original Purchase Agreement, as more specifically set forth herein.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:
SECTION 1.Amendment to Section 1.01. The defined term of “Sale Date” in Section 1.01 of the Purchase Agreement is hereby amended in its entirety to read as follows:
“Sale Date: August 29, 2014, or such other date as may be mutually agreed to in writing by Sellers and Purchaser. The consummation of certain Transactions on the Sale Date, at such time on the Sale Date as is mutually agreed to by the Parties, shall be referred to herein as the “Closing”.”
SECTION 2.Amendment to Section 5.01(a)(i). Section 5.01(a)(i) of the Original Purchase Agreement is hereby amended and restated to read in its entirety as follows:
“Section 5.01 Servicing.
(a)    Compliance.
(i)    (A) Each Mortgage Loan conformed and conforms to the Applicable Requirements in all material respects, and each Mortgage Loan was eligible for sale to, insurance by, or pooling to back securities issued, or participation certificates issued by, the applicable Investor upon such sale, issuance of insurance or pooling, except in each case where such failure to conform or ineligibility would not be the contractual or legal responsibility of the Purchaser as the transferee under the applicable Servicing Agreement; (B) each Mortgage Loan has been originated, underwritten and serviced in compliance with all Applicable Requirements in all material respects, except where such lack of compliance would not be the contractual or legal responsibility of the Purchaser as the transferee under the applicable Servicing Agreement; (C) such Seller is not otherwise in default with respect to such Seller’s obligations under the Applicable Requirements; and (D) the reporting of realized losses with

AMENDMENT NO. 1 TO MORTGAGE SERVICING RIGHTS PURCHASE AND SALE AGREEMENT - Page 1

respect to any deferred or forborne principal related to the Mortgage Loans by the Seller or its Affiliates is and has been in compliance with the Applicable Requirements and the Purchaser’s continued reporting of realized losses on the same basis as the Seller or its Affiliates on and after the Sale Date or any Subsequent Sale Date will be in compliance with the Applicable Requirements.”

SECTION 3.Amendment to Section 11.08. Section 11.08 of the Original Purchase Agreement is hereby amended and restated to read in its entirety as follows:
“Section 11.08 Survival.
All of the representations and warranties of each Seller contained in Article IV and Article V and the indemnification obligations of each Seller contained in Article XI shall survive for a period of four (4) years following the Sale Date or Subsequent Sale Date, as applicable; provided, however, that the representations and warranties set forth in Sections 4.01, 4.02, 4.03, 5.01(a)(i)(D) and 5.01(b)(i) shall survive indefinitely. All of the representations and warranties of Purchaser contained in Article VI and the indemnification obligations of Purchaser contained in Article XI, shall survive for a period of four (4) years following the Sale Date or Subsequent Sale Date, as applicable; provided, however, that the representations set forth in Sections 6.01 and 6.02 shall survive indefinitely.”
SECTION 4.Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).
SECTION 5.Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.
SECTION 6.Limited Effect. Except as amended hereby, the Purchase Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Purchase Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Purchase Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Purchase Agreement as amended hereby.
[Signature Page Follows]

AMENDMENT NO. 1 TO MORTGAGE SERVICING RIGHTS PURCHASE AND SALE AGREEMENT - Page 2

IN WITNESS WHEREOF, Sellers and Purchaser have caused this Amendment No. One to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

NATIONSTAR MORTGAGE, LLC
(Purchaser)

By: /s/ Amar Patel_____________________
Name:    Amar Patel
Title:    EVP

SPRINGLEAF FINANCE CORPORATION
(Seller)

By: /s/ Rhonda K. Jenkins_______________
Name: Rhonda K. Jenkins
Title: Assistant Treasurer

MOREQUITY, INC.
(Seller)

By: /s/ Rhonda K. Jenkins_______________
Name: Rhonda K. Jenkins
Title: Assistant Treasurer

AMENDMENT NO. 1 TO MORTGAGE SERVICING RIGHTS PURCHASE AND SALE AGREEMENT - Signature Page